LifeVantage Corp. Receives NASDAQ Letter Related to Delay in Filing Form 10-K

SALT LAKE CITY, UT, September 30, 2016 – LifeVantage Corporation (NASDAQ: LFVN) announced today that in connection with the Company's previously announced delay in the filing of its fourth quarter and fiscal year 2016 financial results, on September 29, 2016, it received a letter from NASDAQ stating the Company is not in compliance with Listing Rule 5250(c)(1). This rule requires NASDAQ listed companies to timely file all required periodic financial reports with the Securities and Exchange Commission.

The NASDAQ notification has no immediate effect on the listing of LifeVantage’s common stock. The letter specifies that, under NASDAQ rules, the Company has 60 calendar days from receipt of the letter to submit a plan to regain compliance with this listing requirement. The Company's common stock will continue to trade on the NASDAQ Capital Market pending NASDAQ's review of the plan of compliance.

As previously announced on September 13, 2016, the Audit Committee of the Company's Board of Directors is conducting an independent review of sales of the Company's products in certain international markets, not including Japan, and the determination of revenue and the deductibility of commission and incentive expenses associated with such sales, as well as the policies and procedures related to sales in those specific markets. The Audit Committee, working with independent counsel it has retained, is working diligently to address the situation. Once complete, the Company intends to file its Form 10-K for fiscal year 2016 with the SEC as soon as reasonably practicable.

About LifeVantage Corporation
LifeVantage Corporation (Nasdaq:LFVN), is a science based network marketing company dedicated to visionary science that looks to transform health, wellness and anti-aging internally and externally at the cellular level. The company is the maker of Protandim® Nrf2 and NRF1 Synergizers, our line of scientifically-validated dietary supplements, the TrueScience® Anti-Aging Skin Care Regimen, Canine Health®, the AXIO® energy product line and the PhysIQ™ smart weight management system. LifeVantage was founded in 2003 and is headquartered in Salt Lake City, Utah.

Forward Looking Statements
This document contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words and expressions reflecting optimism, satisfaction or disappointment with current prospects, as well as words such as "believe", "hopes", "intends", "estimates", "expects", "projects", "plans", "anticipates", "look forward to", "goal", “may be”, and variations thereof, identify forward-looking statements, but their absence does not mean that a statement is not forward-looking. Examples of forward-looking statements include, but are not limited to, statements we make regarding the conduct of our business in international markets, the independent review being conducted by the Audit Committee of our Board of Directors, and the timing of our release of earnings information and the filing of our Form 10-K. Such forward-looking statements are not guarantees of performance and the Company's actual results could differ materially from those contained in such statements. These forward-looking statements are based on the Company's current expectations and beliefs concerning future events affecting the Company and involve known and unknown risks and uncertainties that may cause the Company's actual results or outcomes to be materially different from those anticipated and discussed herein. These risks and uncertainties include, among others, the final conclusions of the Audit Committee (and the timing of such conclusions) concerning the matters discussed above, including revenue, tax or other implications resulting from any accounting adjustments or other factors, and those discussed in greater detail in the Company's Annual Report on Form 10-K and the Company's Quarterly Report on Form 10-Q under the caption "Risk Factors," and in other documents filed by the Company from time to time with the Securities and Exchange Commission. The Company cautions investors not to place undue reliance on the forward-looking statements contained in this document. All forward-looking statements are based on information currently available to the Company on the date hereof, and the Company undertakes no obligation to revise or update these forward-looking statements to reflect events or circumstances after the date of this document, except as required by law.

Investor Relations Contact:
Cindy England
Director of Investor Relations
(801) 432-9036
investor@lifevantage.com

-or-

Scott Van Winkle
Managing Director, ICR
(617) 956-6736
scott.vanwinkle@icrinc.com
Media Relations Contact:
John Genna
Vice President of Communications
& Corporate Partnerships
(801) 432-9172
jgenna@lifevantage.com